NONE OF THE SECURITIES TO WHICH THIS AGREEMENT (THE "AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

ADVISORY FEE PAYMENT AND SUBSCRIPTION AGREEMENT

This ADVISORY FEE PAYMENT AND SUBSCRIPTION AGREEMENT (the "Agreement") is made as of February 24, 2004, by and between Internetstudios.com, Inc. (the "Company"), whose business address is 1601 Cloverfield Boulevard, Santa Monica, California 90403, and InCap Group, Inc. ("InCap"), whose business address is 320 North Charles Street, Baltimore, Maryland 21201.

RECITALS

WHEREAS:

A. The parties have entered into an Advisory Agreement dated as of January 9, 2004 (the "Advisory Agreement"), pursuant to which InCap has agreed to act as a non-exclusive advisor to the Company in raising new equity and/or debt financing, and, in partial consideration for such services (the "Services"), the Company has agreed to pay to InCap a non-refundable retainer in the amount of $10,000 per month for the first two months in shares of the Company's common stock (the "Retainer Fee"); and

B. The Company has agreed to issue 20,000 shares of its common stock (the "Shares") representing the Retainer Fee for the second month of the Advisory Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. Issuance of the Shares

1.1 In consideration for the Services provided to the Company under the Advisory Agreement, the Company hereby grants to InCap 20,000 Shares.

1.2 The Company agrees to issue to InCap a certificate representing the Shares as soon as practicable following delivery by InCap to the Company of two fully-executed copies of this Agreement and a Prospective Investor Suitability Questionnaire in the form attached as Appendix 1 (the "Questionnaire").

2. Acknowledgements of InCap

2.1 InCap acknowledges and agrees that:

(a) none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(c) the decision to execute this Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Shares and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

(d) if the Company has presented a business plan to InCap, InCap acknowledges that the business plan may not be achieved or be achievable;

(e) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(f) there is no government or other insurance covering the Shares;

(g) InCap and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(h) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by InCap during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by InCap, its attorney and/or advisor(s);

(j) the Company is entitled to rely on the representations and warranties and the statements and answers of InCap contained in this Agreement and in the Questionnaire;

(j) InCap will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of InCap contained herein or in any document furnished by InCap to the Company in connection herewith (including, without limitation, the Questionnaire) being untrue in any material respect or any breach or failure by InCap to comply with any covenant or agreement made by InCap to the Company in connection therewith;

(k) none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to InCap that any of the Shares will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of the Company are quoted for trading on the OTC Bulletin Board;

(l) offers and sales of any of the Shares prior to the expiration of a period of one year after the date of issuance of such Shares (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(m) the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act; and

(n) InCap has been advised to consult InCap's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

3.1 Representations, Warranties and Covenants of InCap

3.1 InCap hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a) InCap is resident in the United States;

(b) InCap has received and carefully read this Agreement;

(c) InCap is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of InCap;

(d) InCap has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(e) InCap has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of InCap enforceable against InCap;

(f) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, InCap, or of any agreement, written or oral, to which InCap may be a party or by which InCap is or may be bound;

(g) InCap (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(h) InCap is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and InCap has carefully read and considered the matters set forth under the caption "Risk Factors" appearing in the Company's most recent annual report on Form 10-K filed with the SEC;

(i) InCap has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and InCap is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(j) InCap understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, InCap shall promptly notify the Company;

(k) all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and InCap will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Shares;

(l) InCap is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Shares, and InCap has not subdivided its interest in the Shares with any other person;

(m) InCap is not an underwriter of, or dealer in, the common shares of the Company, nor is InCap participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(n) InCap has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for InCap's decision to invest in the Shares and the Company;

(o) if InCap is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the investor accounts for which InCap acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act;

(p) if InCap is acquiring the Shares as a fiduciary or agent for one or more investor accounts, InCap has sole investment discretion with respect to each such account, and InCap has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(q) InCap is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(r) no person has made to InCap any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares; or

(iii) as to the future price or value of any of the Shares.

3.2 In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Agreement includes any person in the United States.

4. Acknowledgement and Waiver

4.1 InCap has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information contained in the Public Record. InCap hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which InCap might be entitled in connection with the distribution of any of the Shares.

5. Legending of Subject Shares

5.1 InCap hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear legends in substantially the following forms:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

5.2 InCap hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

6. Costs

6.1 InCap acknowledges and agrees that all costs and expenses incurred by InCap (including any fees and disbursements of any special counsel retained by InCap) relating to the acquisition of the Shares shall be borne by InCap.

7. Governing Law

7.1 This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein.

8. Survival

8.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by InCap pursuant hereto.

9. Assignment

9.1 This Agreement is not transferable or assignable.

10. Counterparts and Electronic Means

10.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

11. Severability

11.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

12. Entire Agreement

12.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.
INTERNETSTUDIOS.COM, INC.	INCAP GROUP, INC.
By: /s/ Robert MacLean	By: /s/ signed

APPENDIX 1

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

This Questionnaire is for use by the undersigned US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) who has indicated an interest in acquiring Shares of InternetStudios.com, Inc. ("ISTO"). The purpose of this Questionnaire is to assure ISTO that the undersigned will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. ISTO will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of ISTO in any state other than those specifically authorized by ISTO.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the undersigned agrees that, if necessary, this Questionnaire may be presented to such parties as ISTO deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares under the Agreement.

The undersigned covenants, represents and warrants to ISTO that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

	Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________	Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

	Category 6	A director or executive officer of ISTO;
Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that the undersigned, in claiming to satisfy one of the above categories of Accredited Investor, may be required to supply ISTO with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the undersigned's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth:

______________________________________________________________________________________

______________________________________________________________________________________

The undersigned hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the undersigned represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of February, 2004.
If a Corporation, Partnership or Other Entity:	If an Individual:
INCAP GROUP, INC. Print of Type Name of Entity _________________________________ Signature of Authorized Signatory _________________________________ Type of Entity	____________________________ Signature ____________________________ Print or Type Name ____________________________ Social Security/Tax I.D. No.